                                                                    EXHIBIT 21.1

                                   CONOCO INC.
                        SUBSIDIARIES & EQUITY AFFILIATES

------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                 COMPANY NAME                           INCORPORATION     OWNERSHIP           DIRECT PARENT/EQUITY OWNER
                                                          LOCATION        PERCENTAGE
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
362084 Alberta Inc.                                     Alberta              100%     Conoco Canada Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Administrador Petrolera Guanare S.A.                    Venezuela           32.5%     Conoco Venezuela B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Agroforestal Anzoategui, C.A.                           Venezuela            100%     Petrozuata C.A.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Alliance Energy Services                                Kentucky             50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Associated Petroleum Terminals (Immingham) Limited      England             33.3%     Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Atlantic Energy Inc.                                    Virginia             50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Brandywine Industrial Gas, Inc.                         Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Britannia Operator Limited                              England              50%      Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
C&L Processors Partnership                              Texas                50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Calcasieu Shipping Corporation                          Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Cardinal States Gathering Company                       Virginia             50%      Pocahontas Gas Partnership
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Ceska Rafinerska a.s.                                   Czech Republic     16.33%     Conoco Inc. (formerly Conoco Energy Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
CGP Servicios Energeticos de Altamira,                  Mexico               100%     Conoco Global Power de Mexico, S.
S. de R.L. de C.V.                                                                    de R.L. de C.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
CFJ Properties                                          Delaware             15%      Kayo Oil Company
                                                                             35%      Douglas Oil Company of California
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Cit-Con Oil Corporation                                 Delaware             35%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Clearwater Ltd.                                         Bermuda              100%     Danube Insurance Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Cliffe Storage Limited                                  England              50%      Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Colonial Pipeline Company                               Delaware            7.55%     Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Comap, Inc.                                             Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Compania Agua Plan S.A.                                 Venezuela            65%      Conoco Venezuela B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conch International Methane Limited                     Bahama Islands       40%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Adjgaz Limited                                   Georgia (Russia)     100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco (Glen) Limited                                   England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco (Thailand) Co., Ltd.                             Thailand             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco (U.K.) Alpha Limited                             England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco (U.K.) Beta Limited                              England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco (U.K.) Limited                                   England              100%     CUKL Holdings Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco A.G.                                             Switzerland          100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Arctic Inc.                                      Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Asia Ltd.                                        Bermuda              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Asia Pacific Ltd.                                Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Asia Pacific Sdn. Bhd.                           Malaysia             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Aviation (Dissolved 10/28/98)                    Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Baltic Inc.                                      Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------

------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                 COMPANY NAME                           INCORPORATION     OWNERSHIP           DIRECT PARENT/EQUITY OWNER
                                                          LOCATION        PERCENTAGE
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Barbados Ltd.                                    Bermuda              100%     Danube Insurance Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Bardawil Inc.                                    Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Canada Limited                                   New Brunswick        100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Carbon and Minerals, Inc.                        Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Central Europe Inc.                              Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Chile Inc.                                       Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Colombia Ltd.                                    Bermuda              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Communications, Inc.                             Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Coral Inc.                                       Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Czech Republic s.r.o.                            Czech Republic       100%     Conoco Inc. (formerly Continental Oil Company)
(formerly DuPont Conoco CS spol.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Denmark Inc.                                     Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Development II Inc.                              Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Development Limited                              England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Development Company                              Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Drilling Inc.                                    Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Egypt Inc.                                       Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Energy Holdings Ltd.                             Bermuda              100%     Conoco Energy Holdings Nigeria Ltd.
(formerly Conoco Arabia Ltd.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Energy Holdings Nigeria Ltd.                     Bermuda              100%     Clearwater Ltd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Energy Nigeria Limited                           Nigeria              100%     Conoco Energy Holdings Ltd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Enterprises Inc.                                 Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Equity Investments Inc.                          Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Este Pipeline Company                            Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco EurAsia Inc.                                     Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Europe Gas Company                               Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Europe Gas Limited                               England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Exploration & Production B.V.                    Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Exploration and Production Nigeria Limited       Nigeria              100%     Clearwater Ltd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Exploration Production Europe Limited            England              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Finance Services Inc.                            Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Foreign Sales Corporation                        Barbados             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Frontier Ltd.                                    Bermuda              100%     Clearwater Ltd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Geisum Inc.                                      Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Global Energy Company                            Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Global Power (U.K.) Limited                      England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Global Power Assets Inc.                         Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Global Power
de Mexico, S. de R. L. de C. V.                         Mexico               100%     Conoco Global Energy Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Global Power Developments Inc.                   Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Global Power Developments-Sabine Inc.            Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Global Power Inc.                                Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------

------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                 COMPANY NAME                           INCORPORATION     OWNERSHIP           DIRECT PARENT/EQUITY OWNER
                                                          LOCATION        PERCENTAGE
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Hungary K.F.T.                                   Hungary              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Inc. (formerly Conoco Energy Company)            Delaware             70%      DuPont Energy Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Inc. (formerly Continental Oil Company)          Delaware             100%     Conoco Inc. (formerly Conoco Energy Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Indonesia Inc.                                   Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco International Gas Corporation                    Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco International Petroleum Company                  Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco International, Inc.                              Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Investments Norge A/S                            Norway               100%     Conoco Norway Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                                                        Netherlands
Conoco Iran N.V.                                        Antilles             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Iraq Ltd.                                        Bermuda              25%      Danube Insurance Limited
                                                                             75%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Jet (Malaysia ) Sdn. Bhd.                        Malaysia             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Jet Danmark A/S                                  Denmark              100%     Conoco Denmark Inc.
(formerly DuPont Jet Danmark A/S)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Jet Finland Oy                                   Finland              100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Jet Nordic AB                                    Sweden              88.39%    Conoco A.G.
(formerly DuPont Conoco Nordic AB)                                          11.61%    Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Jet Norge A/S                                    Norway               100%     Conoco Norway Inc.
(formerly DuPont Jet A/S)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Jet Retail Development spol. s.r.o.              Slovak Republic      100%     Conoco Slovakia s.r.o
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Kuwait Services Inc.                             Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Lagia Offshore, Inc.                             Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Leasing Limited                                  England              100%     Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Limited                                          England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Mexico Ltd.                                      Bermuda              25%      Danube Insurance Limited
                                                                             75%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Mexico Servicios, S.A. de C.V.                   Mexico               99%      Conoco Petroleum Operations Inc.
                                                                              1%      Conoco Specialty Products Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Mexico, S.A. de C.V.                             Mexico               99%      Conoco Petroleum Operations Inc.
                                                                              1%      Conoco Specialty Products Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Mid-Continent Properties Inc.                    Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                                                        Netherlands
Conoco Middle East Gas Co. N.V.                         Antilles             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Middle East Ltd.                                 Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Mineraloel GmbH                                  Germany              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Mont Belvieu Holdings Inc.                       Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Northland Ltd.                                   Bermuda              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Norway Inc.                                      Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Norway Properties Inc.                           Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco NW Natuna Exploration and Production Ltd.        Bermuda              100%     Danube Insurance Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Offshore Inc.                                    Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Offshore Pipe Line Company                       Delaware             100%     Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Offshore Properties Inc.                         Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------

------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                 COMPANY NAME                           INCORPORATION     OWNERSHIP           DIRECT PARENT/EQUITY OWNER
                                                          LOCATION        PERCENTAGE
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Oil & Gas Associates L.P.                        Delaware            20.79%    Conoco Mid-Continent Properties Inc.
                                                                            13.15%    Conoco Offshore Properties Inc.
                                                                            30.92%    Conoco Permian Basin Properties Inc.
                                                                            2.22%     Conoco Norway Properties Inc.
                                                                            29.08%    Vanguard Energy Investors L.P.
                                                                            3.84%     Conoco U.K. Properties Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Operations (QLD) Pty Ltd.                        Australia            100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Orinoco Inc.                                     Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Overseas Oil Company                             Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Pakistan Exploration & Production B.V.           Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Pension Plans Trustees Limited                   England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Permian Basin Properties Inc.                    Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Peru Ltd.                                        Bermuda              25%      Danube Insurance Limited
                                                                             75%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Petcoke Far East Ltd.                            Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Petroleum Limited                                England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Petroleum Norge AS                               Norway               100%     Conoco Norway Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Petroleum Operations Inc.                        Delaware             100%     Conoco Inc. (formerly Conoco Energy Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Pipe Line Company                                Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Poland Sp. z o.o.                                Poland               100%     Conoco Inc. (formerly Continental Oil Company)
(formerly DuPont Conoco Poland Sp.z.o.o.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Power Marketing Inc.                             Delaware             100%     Conoco Petroleum Operations Inc.
(formerly DuPont Power Marketing Inc.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Resources Holding B.V.                           Netherlands          100%     Clearwater Ltd.
(formerly DuPont E&P No. 45 B.V.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Services Ltd.                                    Bermuda              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Services Sdn. Bhd.                               Malaysia             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Shale Oil Inc.                                   Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Shipping Company                                 Liberia              100%     World Wide Transport Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Shipping Norge AS                                Norway               80%      Norske Conoco A/S
                                                                             20%      Conoco Norway Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Shipping Norge Nr. 2 A/S                         Norway               100%     Norske Conoco A/S
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Shipping Norge Nr. 3 A/S                         Norway               100%     Norske Conoco A/S
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Slovakia s.r.o.
(formerly Conoco-Jet s.r.o.)                            Slovak Republic      100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco South Sokang Ltd.                                Bermuda              100%     Clearwater Ltd.
(formerly Conoco Mekong Ltd.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Specialty Products Inc.                          Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Specialty Products Limited                       England              100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Syria Dez Gas Ltd.                               Bermuda              100%     Conoco Syria Ltd.
(formerly Syria Gas Developments Ltd.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Syria Ltd.                                       Bermuda              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Taiwan Exploration & Production B.V.             Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------

------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                 COMPANY NAME                           INCORPORATION     OWNERSHIP           DIRECT PARENT/EQUITY OWNER
                                                          LOCATION        PERCENTAGE
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Timan-Pechora Ltd.                               Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Tobong Ltd.                                      Bermuda              100%     Clearwater Ltd.
(formerly Conoco Oriente Ltd.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Tobong Natuna B.V.                               Netherlands          100%     Conoco Resources Holding B.V.
(formerly Conoco West Natuna B.V.)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Trading Inc.                                     Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Treasury Ltd.                                    England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Trinidad (4a) B.V.                               Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Trinidad (4b) B.V.                               Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Trinidad Inc.                                    Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco U.K. Properties Inc.                             Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Venezuela B.V.                                   Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Venezuela Ltd.                                   Bermuda              25%      Danube Insurance Limited
                                                                             75%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Venezuela Services B.V.                          Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Vietnam Exploration & Production B.V.            Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco Warim B.V.                                       Netherlands          100%     Conoco Resources Holding B.V
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco West Firan Inc.                                  Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Conoco-Austria Mineraloel GmbH                          Austria              100%     Conoco Mineraloel GmbH
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Cono-Services Inc.                                      Colorado             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Europe Energy Company                       Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Mid Delta Petroleum Company                 Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Netherlands Oil Company B.V.                Netherlands          100%     Conoco Resources Holding B.V
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company                                 Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company (Nederland) B.V.                Netherlands          100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company Inc.                            Canada               100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company Limited                         England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company of Iran                         Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company of Italy                        Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company of Libya                        Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company of Niger                        Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil Company of Nigeria                      Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Oil S.A.                                    Spain                50%      Societe Europeenne Des Carburants  (SECA)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Continental Pipe Line Company                           Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Crude Oil Terminals (Humber) Limited                    England             33.3%     Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
CUKL Holdings Limited   (formerly New Conoco)           England              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Danube Insurance Limited                                Bermuda              73%      Conoco A.G.
                                                                             27%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Deepwater Drilling II L.L.C.                            Delaware             40%      Conoco Development II Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Deepwater Drilling L.L.C.                               Delaware             50%      Conoco Development Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Dixie Pipeline Company                                  Delaware            8.38%     Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Douglas Oil Company of California                       California           100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------

------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                 COMPANY NAME                           INCORPORATION     OWNERSHIP           DIRECT PARENT/EQUITY OWNER
                                                          LOCATION        PERCENTAGE
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Douglas Stations, Inc.                                  Delaware             100%     Douglas Oil Company of California
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Depaa 2000 AB                                           Sweden               100%     Norrkoeping Depaa AB
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Du Pont E&P No. 1 B.V.                                  Netherlands          100%     Conoco Resources Holding B.V
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Du Pont E&P No. 12 B.V.                                 Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Du Pont E&P No. 13 B.V.                                 Netherlands          100%     Conoco Resources Holding B.V.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Du Pont Investments Limited                             England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Dubai Marketing Company Ltd.                            Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Dubai Petroleum Company                                 Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
DuPont Conoco Energy Services Company                   Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
DuPont Conoco Services Company                          Delaware             100%     Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Enertech S.A.                                           Belgium              100%     Societe Europeenne Des Carburants (SECA)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Excel Paralubes                                         Delaware             50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Excel Paralubes Funding Corporation                     Delaware             100%     Excel Paralubes
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Explorer Pipeline Company                               Delaware            7.71%     Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
F.P.S.O. Development Ltd.                               Bermuda              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Fas-Gas Retail Services Co. of Texas                    Texas                100%     Kayo Oil Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Frontier Deepwater Drilling Inc.                        Delaware             100%     Conoco Inc. (formerly Conoco Energy Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
GKG Mineraloelhandel GmbH & Co. KG                      Germany              50%      Conoco Mineraloel GmbH
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
GKG Mineraloelhandel Handel Verwaltungsgesellschaft mbH Germany              50%      Conoco Mineraloel GmbH
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Glen Petroleum Inc.                                     England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Glen Petroleum Limited                                  England              100%     Glen Petroleum Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Gulf Coast Fractionators                                Texas               22.5%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Heartland Pipeline Company                              Delaware             50%      Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Horizon Energy Marketing, LLC                           Louisiana            50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Humber LPG Terminal Limited                             England              40%      Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Humber Oil Terminals Trustee Limited                    England             33.3%     Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Hydroserve Westlake, L.L.C.                             Delaware             50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Ingleside Cogeneration Limited Partnership              Delaware             49%      Conoco Global Power Assets, Inc.
                                                                              1%      Conoco Global Power Developments Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Interconnector (UK) Ltd.                                England              10%      Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Interkraft Handel GmbH                                  Germany              100%     Conoco Mineraloel GmbH
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Jet Petroleum Limited                                   England              100%     Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Jet Tankstellen-Betriebs GmbH                           Germany              100%     Conoco Mineraloel GmbH
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Jet/Jiffy Shops Limited                                 Thailand             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Jiffy Limited                                           England              100%     Conoco (U.K.) Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Jolliet Pipe Line Company                               Delaware             38%      Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Jupiter Chemicals, Inc.                                 Delaware             100%     Jupiter Holdings, Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Jupiter Holdings, Inc.                                  Delaware             50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Jupiter Sulphur, Inc.                                   Delaware             100%     Jupiter Holdings, Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
K.C. Asphalt, L.L.C.                                    Colorado             50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------

------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                 COMPANY NAME                           INCORPORATION     OWNERSHIP           DIRECT PARENT/EQUITY OWNER
                                                          LOCATION        PERCENTAGE
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Kayo Oil Company                                        Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Lake Charles Pipe Line Company                          Delaware             50%      Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Lobo Pipeline Company                                   Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Longhorn Pipeline Company                               Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Louisiana Gas System Inc.                               Delaware             100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Malaysia Refining Company Sdn. Bhd.                     Malaysia             40%      Conoco Asia Ltd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Maple Leaf A/S                                          Norway               75%      Clearwater Ltd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Merielectrica I S.A.                                    Colombia            35.63%    Conoco Global Energy Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Merielectrica I S.A. & Cia. S.C.A. E.S.P.               Colombia            35.27%    Conoco Global Energy Company
                                                                             1.00%    Merielectrica I S.A.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Mineraloelraffinerie Oberrhein GmbH                     Germany             18.75%    Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Nelson Industrial Steam Company                         Texas               36.1%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Norrkoeping Depaa AB                                    Sweden               50%      Conoco Jet Nordic AB
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Norske Conoco A/S                                       Norway               100%     Conoco Norway Inc. (Norway Branch)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Oberrheinische Mineraloelwerke GmbH                     Germany              25%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
OK Coop AG                                              Switzerland          49%      Conoco A.G.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Penreco                                                 Texas               40.4%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Pentland Aviation Fuelling Services Limited             England              50%      Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Petco Enterprises, Ltd.                                 Japan                51%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Petrex S.A.                                             Belgium              100%     Societe Europeenne Des Carburants (SECA)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Petrocokes, Ltd.                                        Japan                20%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Petroleum Storage Ltd.                                  England              50%      Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Petrozuata C.A.                                         Venezuela           50.1%     Conoco Orinoco Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Phoenix Park Gas Processors, Ltd.                       Trinidad             39%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Pioneer Investments Corp.                               Delaware             55%      Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Pioneer Pipe Line Company                               Delaware            100%      Pioneer Investments Corp.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Pocahontas Gas Partnership                              Virginia             50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Polar Lights Company                                    Russia               50%      Conoco Timan-Pechora Ltd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Projet Malaysia Sdn. Bhd.                               Malaysia             98%      Conoco Jet (Malaysia) Sdn. Bhd.
                                                                              2%      Sime Conoco Energy Sdn. Bhd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Razorback Pipeline Company                              Delaware             40%      Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Ronany Limited                                          Northern Ireland     100%     Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
S.E.C.Q.                                                Belgium              100%     Societe Europeenne Des Carburants (SECA)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Salt Lake Terminal Co.                                  Delaware             100%     Pioneer Investments Corp.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Sentinel Concessions, Inc.                              Texas                49%      Kayo Oil Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Siam Conoco Land Ltd.                                   Thailand             30%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Siam Conoco Terminal Co., Ltd.                          Thailand             30%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Sime Conoco Energy Sdn. Bhd.                            Malaysia             49%      Conoco Jet (Malaysia) Sdn. Bhd.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Societe Europeenne Des Carburants (SECA)                Belgium              100%     Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Statoil Methanol A/S                                    Norway             18.125%    Conoco Norway Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Tabas Petrolculuk A.S.                                  Turkey               29%      Conoco Petroleum Operations Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
TCH LLC                                                 Utah                 25%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------

------------------------------------------------------- ---------------- ------------ ----------------------------------------------
                 COMPANY NAME                           INCORPORATION     OWNERSHIP           DIRECT PARENT/EQUITY OWNER
                                                          LOCATION        PERCENTAGE
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
The Standard Shale Products Company                     Colorado           99.318%    Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Tjeldbergodden Luftgassfabrikk DA                       Norway              11.88%    Conoco Norway Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
TLC International LDC                                   Cayman Islands       35%      Conoco Global Energy Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Vanguard Energy Investors L.P                           Delaware             10%      Conoco Equity Investments Inc.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Venture Coke Company                                    Delaware             50%      Conoco Inc. (formerly Continental Oil Company)
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Warwickshire Oil Storage Limited                        England             33.3%     Conoco Limited
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
World Wide Transport, Inc.                              Liberia              100%     Conoco A.G.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Yellowstone Pipe Line Company                           Delaware             46%      Conoco Pipe Line Company
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Zeller & CIE S.A.R.L.                                   France               50%      Conoco Mineraloel GmbH
------------------------------------------------------- ---------------- ------------ ----------------------------------------------
Zuataducto, S.R.L.                                      Venezuela            100%     Petrozuata C.A.
------------------------------------------------------- ---------------- ------------ ----------------------------------------------